June 8, 2011
DIAMOND HILL FUNDS
Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund
Supplement to Statement of Additional Information Dated February 28, 2011
Item 12 under the Sales Charge Waiver section on Pages 37 and 38 is deleted and replaced with the following:
12.	Bought directly from the Fund by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.
The “Sales charges may be waived” section on Pages 39 and 40 has been deleted in its entirety as it is duplicate of a similar section titled “Sales Charge Waivers” that begins on page 37.